                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

       Date of Report (Date of earliest event reported): February 22, 2001


                             CREDITRUST CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Maryland                      0-24619                 52-1754916
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 594-7000
                                                           --------------

                             7000 Security Boulevard
                         Baltimore, Maryland 21244-2543
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Pursuant to the Fifth Amended Plan of Reorganization (with technical amendment) dated December 21, 2000 (the "Plan") of Creditrust Corporation ("Creditrust") and related Second Amended and Restated Agreement and Plan of Merger dated as of September 22, 2000 ("Merger Agreement") among Creditrust, NCO Financial Systems, Inc., NCO Portfolio Management, Inc. ("Portfolio"), and NCO Group, Inc. ("NCOG"), on February 22, 2001, Creditrust was merged into Portfolio. Portfolio was the surviving corporation in the merger and will continue to operate as a Delaware corporation under the name "NCO Portfolio Management, Inc."

         For more information concerning the Plan, you should review the Plan, a copy of which is set forth as Exhibit 2.1 hereto and hereby incorporated by reference. A more complete description of the Plan is set forth in the Registrant's Fifth Amended Disclosure Statement dated as of December 21, 2000 (the "Disclosure Statement"), a copy of which has been previously filed (see
Exhibit 2.4 hereto) and is incorporated herein by reference.

         Under the Merger Agreement, Creditrust stockholders initially will receive 0.1388 shares of Portfolio common stock, and will be eligible to receive up to an additional 0.0279 shares, currently held in escrow, pending the resolution of certain disputed bankruptcy claims. Fractional shares will be rounded up or down to the nearest whole share.

         As a result of the completion of the merger and the other transactions contemplated by the Merger Agreement and the Plan, there are 13,576,087 shares of Portfolio common stock outstanding, including 291,732 shares currently held in escrow pending the resolution of certain disputed bankruptcy claims. Set forth below is information with respect to the number of shares of Portfolio common stock issued or issuable under the Merger Agreement and the Plan:

-------------------------------------------------------------------------------------------------------------------
Holder                                  Aggregate Number of Shares           Purpose
-------------------------------------------------------------------------------------------------------------------
NCO Group, Inc.                               8,599,037                      held prior to merger
-------------------------------------------------------------------------------------------------------------------
Creditrust stockholders (including            1,450,526                      issued in exchange for old common
Joseph K. Rensin)                                                            stock of Creditrust (Class 11 claims
                                                                             under the Plan)
-------------------------------------------------------------------------------------------------------------------
SPV 99-2 Noteholders                          2,651,319                      issued partly in exchange for Class
                                                                             6 Claims under the Plan
-------------------------------------------------------------------------------------------------------------------
Joseph K. Rensin                                191,049                      issued principally for Class 5
                                                                             Claims under the Plan and partly for
                                                                             cash investment
-------------------------------------------------------------------------------------------------------------------
Michael J. Barrist                              382,161                      issued for $2,000,000 cash investment
-------------------------------------------------------------------------------------------------------------------
Creditrust warrantholders                        10,263                      issued pursuant to Plan
-------------------------------------------------------------------------------------------------------------------
Escrow Reserve                                  291,732                      reserve pursuant to Plan
-------------------------------------------------------------------------------------------------------------------
Total                                        13,576,087
-------------------------------------------------------------------------------------------------------------------

         Additionally, under the Plan and the Merger Agreement, if NCOP Unsecured Obligations (as defined in the Plan) are outstanding as finally determined after all disputed bankruptcy claims are resolved, then for every $418,000 of NCOP Unsecured Obligations so outstanding, shares from the Escrow Reserve will be distributed to the following persons in the stated proportions:

                  NCOG                               72.73%
                  SPV99-2 Noteholders                22.42%
                  Michael J. Barrist                  3.23%
                  Joseph K. Rensin                    1.62%
                                                    ------
                                                    100.00%

         Any shares in the Escrow Reserve which are not so distributed as provided above will be distributed to the former Creditrust shareholders.

         All options and warrants to acquire shares of Creditrust common stock which were outstanding prior to the merger were cancelled pursuant to the Merger Agreement and the Plan.

         Pursuant Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), Portfolio common stock is deemed to be registered under Section 12(g) of the Exchange Act. Following the merger, Portfolio's common stock will trade under the symbol "NCPM". Portfolio has applied to have its common stock listed on the Nasdaq National Market under the symbol "NCPM".

         Portfolio has entered into a Credit Agreement with NCOG which provides Portfolio with a $50.0 million revolving line of credit from NCOG. NCOG has amended its $350.0 million Credit Agreement with Mellon Bank (as agent for itself and other lenders) to provide for a $50.0 million subfacility through which NCOG may borrow under the Mellon facility for the purpose of making loans to Portfolio. Portfolio and certain of its subsidiaries have guaranteed the obligations of NCOG under the Mellon Credit Agreement to the extent of the amount owed by Portfolio to NCOG under their Credit Agreement. All of the assets of Portfolio and certain of its subsidiaries have been pledged to Mellon Bank to secure the guarantees. If NCOG is in default under the Credit Agreement with Mellon Bank, Portfolio will be unable to borrow under their Credit Agreement with NCOG.


                    Description of Capital Stock of Portfolio
                    -----------------------------------------

         The Certificate of Incorporation and Bylaws of Portfolio are attached as Exhibits to this Report. The following summary is based upon those documents and upon the Delaware General Corporation Law. You are urged to read both documents for more complete information.

         Portfolio is authorized to issue 35,000,000 shares of common stock, par value $.01, and 5,000,000 shares of preferred stock, par value $.01, issuable in classes or series, the relative rights, limitations and preferences of which may be designated by the Board of Directors. As of the date of this Report, 13,576,087 shares of Portfolio common stock are issued and outstanding and held of record by approximately 50 stockholders and no shares of Portfolio preferred stock are outstanding.

Portfolio Common Stock
----------------------

         All shares of Portfolio common stock issued pursuant to the Merger Agreement or the Plan are fully paid and nonassessable. The rights, preferences and privileges of holders of Portfolio common stock are subject to, and may be adversely affected by, the terms of any series of preferred stock which Portfolio may issue in the future.

         Voting Rights
         -------------

         Each holder of Portfolio common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders and does not have cumulative voting rights. Accordingly, NCOG, as the holder of a majority of the shares of Portfolio common stock outstanding on the effective date of the Merger, will be able to elect all of the directors standing for election and generally approve all proposals requiring approval of the holders of a majority of the outstanding Portfolio common stock.

         Dividend Rights
         ---------------

         Subject to preferences that may apply to shares of Portfolio preferred stock outstanding at the time, holders of Portfolio common stock are entitled to receive dividends out of assets legally available at the times and in the amounts as the Board of Directors may from time to time determine. No dividends are expected for the foreseeable future.

         No Preemptive or Other Rights
         -----------------------------

         Holders of Portfolio common stock are not entitled to preemptive, subscription, conversion or redemption rights.

         Right to Receive Liquidation Distributions
         ------------------------------------------

         Upon the liquidation, dissolution or winding-up of Portfolio, holders of Portfolio common stock and any participating preferred stock outstanding at that time are entitled to receive ratably Portfolio's net assets available after the payment of all debts and other claims and payment of any liquidation preferences on any outstanding Portfolio preferred stock.

Portfolio Preferred Stock
-------------------------

         Portfolio's Board of Directors is authorized to issue up to an aggregate of 5,000,000 shares of preferred stock in one or more series without stockholder approval. The Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of Portfolio preferred stock.

         Issuance of Portfolio preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could among other things:

         o have the effect of making it more difficult for a third-party to acquire, or of discouraging a third-party from attempting to acquire, a majority of Portfolio's outstanding voting stock;

         o     protect Portfolio's existing management;

         o     cause the market price of Portfolio Common Stock to decline; or

         o impair the voting and other rights of the holders of Portfolio Common Stock.

Portfolio has no current plans to issue any shares of preferred stock.

Anti-Takeover Provisions
------------------------

         Portfolio's Certificate of Incorporation and Bylaws contain several provisions intended to limit the possibility of, or make more difficult, a takeover of Portfolio. In addition to providing for the possible issuance of Portfolio preferred stock having terms established by the Board of Directors without stockholder approval, the Certificate of Incorporation provides that:

         o the Board of Portfolio is divided into three classes as nearly equal in number as possible and the directors of each class serve for three year terms;

         o at least 65% of the votes entitled to be cast by stockholders is required to approve amendments to the Certificate of Incorporation and Bylaws, unless at least a majority of the incumbent directors on the Board of Directors has voted in favor of the amendment, in which case only a majority of the votes cast by stockholders is required to approve the amendment;

         o directors can be removed only for cause and only by a vote of at least 65% of the votes entitled to be cast by stockholders;

         o the stockholders of Portfolio are not entitled to call special meetings of the stockholders;.

         o actions by stockholders without a meeting which has not been approved by at least a majority of the incumbent directors must receive the written consent of stockholders holding at least 65% of the votes entitled to be cast by stockholders.

         In addition, Portfolio's Bylaws establish procedures for the nomination of directors by stockholders and the proposal by stockholders of matters to be considered at meetings of the stockholders, including the submission of certain information within the times prescribed in the Bylaws.

         The existence of the foregoing provisions of the Certificate of Incorporation and Bylaws, as well as the possible issuance of Portfolio preferred stock, may have the effect of delaying, deferring or preventing a change in control of Portfolio, including without limitation, discouraging a proxy contest or making more difficult the acquisition of a substantial block of Portfolio common stock. The provisions could also limit the price that investors might be willing to pay in the future for shares of Portfolio common stock.

Limitations on Directors' Liabilities and Indemnification
---------------------------------------------------------

         As permitted under Delaware law, Portfolio's Certificate of Incorporation eliminates a director's liability to stockholders for monetary damages for a breach of fiduciary duty, except in circumstances involving wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law.

         The Certificate of Incorporation also provides that every person who is or was a director or executive officer of Portfolio, or of any corporation which he served as such at the request of Portfolio, shall be indemnified by Portfolio to the fullest extent permitted by law against all expenses and liabilities reasonably incurred by or imposed upon him, in connection with any proceeding to which he may be made, or threatened to be made, a party, or in which he may become involved by reason of his being or having been a director or executive officer of Portfolio, or of such other corporation, whether or not he is a director or executive officer of Portfolio or such other corporation at the time the expenses or liabilities are incurred. No indemnification shall be provided, however, with respect to: liabilities arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, if a final nonappealable judgment or award establishes that such officer or director engaged in self-dealing, willful misconduct or recklessness, for expenses or liabilities which have been paid directly to, or for the benefit of, such person by an insurance carrier or for amounts paid in settlement of actions without the written consent of the Board of Directors.

         These provisions offer persons who serve on the Board of Directors of Portfolio protection against awards of monetary damages for negligence in the performance of their duties.

Transfer Agent and Registrar
----------------------------

         The transfer agent and registrar for Portfolio Common Stock is American Stock Transfer & Trust Company.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         The following exhibits are being filed as part of this report:

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

              It is impracticable to provide any financial statements which may be required for Portfolio at this time. Any required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than May 8, 2001.

         (b)  Pro Forma Financial Information.
              -------------------------------

              It is impracticable to provide any financial statements which may be required for Portfolio at this time. Any required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than May 8, 2001.

         (c)  Exhibits:
              --------

         Number            Title
         ------            -----

         2.1 Creditrust Corporation Fifth Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated December 21, 2000. Filed as Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 (the "June 30, 2000 Form 10-Q") and incorporated herein by reference.

         2.2 Order Confirming the Registrant's Fifth Amended Plan of Reorganization (With Technical Amendments) dated December 21, 2000. Filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed on February 9, 2001 and incorporated herein by reference.

         2.3 Second Amended and Restated Agreement and Plan of Merger dated as of September 30, 2000 for the merger of the Registrant with and into Portfolio. Filed as Exhibit 2.2 to the June 30, 2000 Form 10-Q and incorporated herein by reference.

         2.4 Fifth Amended Disclosure Statement of the Registrant dated December 21, 2000. Filed as Exhibit 2.3 to the June 30, 2000 Form 10-Q and incorporated herein by reference.

         3.1      Amended and Restated Certificate of Incorporation of
                  Portfolio.

         3.2      Amended and Restated Bylaws of Portfolio.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NCO PORTFOLIO MANAGEMENT, INC.

                                    By:  /s/  Richard J. Palmer
                                         -------------------------------------
                                         Chief Financial Officer and Treasurer



Date:   February 27, 2001


































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